                                                                     EXHIBIT 1.1


                             GENESEE & WYOMING INC.
                                3,045,200 Shares
                              Class A Common Stock
                           (Par Value $.01 Per Share)

                          ___________________________

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                                   June __, 1996

SCHRODER WERTHEIM & CO. INCORPORATED
FURMAN SELZ LLC
 As Representatives of the several
 Underwriters named in Schedule I hereto
c/o Schroder Wertheim & Co. Incorporated
  Equitable Center
  797 Seventh Avenue
  New York, New York 10019-6016

Ladies and Gentlemen:

          Genesee & Wyoming Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of 2,500,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and Ryder/ATE, Inc., a Delaware corporation (the "Selling Stockholder"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 148,000 shares of Class A Common Stock. The 2,648,000 shares of Class A Common Stock to be sold by the Company and the Selling Stockholder are herein referred to as the "Firm Securities." In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 397,200 shares of Class A Common Stock (the "Option Securities"), on the terms and for the purposes set forth in
Section 2 hereof. The Firm Securities and the Option Securities are herein collectively referred to as the "Securities." Except as may be expressly set forth below, any reference to you in this Agreement shall be solely in your capacity as the Representatives.
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                                       2


          1A. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-3972), and as a part thereof a preliminary prospectus, in respect of the Securities, has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you and, with the exception of exhibits to the registration statement, to you for each of the other Underwriters; if such registration statement has not become effective, an amendment (the "Final Amendment") to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, will promptly be filed by the Company with the Commission; if such registration statement has become effective and any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, which amendment or amendments shall be in form acceptable to you, the most recent such amendment has been declared effective by the Commission; if such registration statement has become effective, a final prospectus (the "Rule 430A Prospectus") relating to the Securities containing information permitted to be omitted at the time of effectiveness by Rule 430A of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), will promptly be filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act (any preliminary prospectus filed as part of such registration statement being herein called a "Preliminary Prospectus," such registration statement as amended at the time that it becomes or became effective, or, if applicable, as amended at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective (the "Effective Date"), including all exhibits thereto and all information deemed to be a part thereof at such time pursuant to Rule 430A of the rules and regulations of the Commission under the Act, being herein called the "Registration Statement" and the final prospectus relating to the Securities in the form first filed pursuant to Rule 424(b)(1) or (4) of the rules and regulations of the Commission under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement, being herein called the "Prospectus");

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made
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                                       3

     in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (c) On the Effective Date and the date the Prospectus is filed with the Commission, and when any further amendment or supplements thereto become effective or are filed with the Commission, as the case may be, the Registration Statement, the Prospectus and such amendment or supplements did and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries, taken as a whole); and each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries, taken as a whole);

          (e) All the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances, equities, security interests or claims, except for (i) liens, encumbrances and security interests in favor of The First National Bank of Boston, as agent for a syndicate of banks (the "Bank of Boston") and (ii) the effect of certain voting trusts with respect to the capital stock of Portland & Western Railroad, Inc. and Pittsburg & Shawmut Railroad, Inc. (the "Voting Trusts"); there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to
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                                       4

     issue, any shares of capital stock of any subsidiary or any security convertible or exchangeable or exercisable for capital stock of any subsidiary; all the partnership interests in GWI Switching Services, L.P., a Texas limited partnership ("GWI Switching"), have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by Genesee & Wyoming Investors, Inc. and GWI Dayton, Inc. free and clear of all liens, encumbrances, equities, security interests or claims, except for liens, encumbrances and security interests in favor of the Bank of Boston; there are no commitments, plans or arrangements to issue any further partnership interests in GWI Switching; except for (i) the shares of stock of each subsidiary owned by the Company, (ii) the partnership interests in GWI Switching owned by Genesee & Wyoming Investors, Inc. and GWI Dayton, Inc., and (iii) Finger Lakes Railway Corporation, neither the Company nor any subsidiary owns, directly or indirectly, any shares of capital stock of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; and except for (i) Kittanning Equipment Leasing Company, a Pennsylvania corporation wholly owned by Pittsburg & Shawmut Railroad, Inc., which has no assets (other than certain permits) or liabilities in excess of $10,000, (ii) Breaux Bridge Railroad Inc., a Delaware corporation which was incorporated but never capitalized, the only subsidiaries of the Company are listed on Exhibit 21.1 to the Registration Statement.

          (f) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Company of its obligations under this Agreement have been duly and validly authorized by all requisite corporate action of the Company; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

          (g) Except as disclosed in the Registration Statement, neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and its subsidiaries, taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been, and prior to the Time of Delivery (as defined in Section 4 hereof) there will not be, any change in the capital stock (other than shares issued pursuant to exercise of employee or director stock options that the Prospectus indicates are outstanding (the "Employee Option Shares"), exercise of the Warrant issued to the Bank of Boston (the "Bank Warrant") or conversion of shares of Class B Common Stock into shares of Class A Common Stock) or short-term debt or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position,
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                                       5

     stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (h) The Company and its subsidiaries have good and marketable title to all real property owned in fee simple and good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in or contemplated by the Prospectus, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, and any real property, buildings and personal property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property, buildings and personal property by the Company and its subsidiaries;

          (i) The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, are free of any preemptive rights, rights of first refusal or similar rights (except as provided by the Bank Warrant or that certain Class B Stockholders' Agreement dated as of May 20, 1996), were issued and sold in compliance with the applicable federal and state securities laws and conform in all material respects to the description in the Prospectus; except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company; there are no holders of securities of the Company who, by reason of the filing of the Registration Statement, have the right (and have not waived such right) to request the Company to include in the Registration Statement securities owned by them;

          (j) The Securities to be sold by the Company and the Selling Stockholder to the Underwriters hereunder have been duly and validly authorized, the Securities to be sold by the Selling Stockholder are and, when issued and delivered against payment therefor as provided herein, the Securities to be sold by the Company will be, duly and validly issued, fully paid and non-assessable, and the Securities to be sold hereunder will conform in all material respects to the description thereof in the Prospectus and will be quoted on the Nasdaq National Market as of the Effective Date;

          (k) The performance of this Agreement, the consummation of the transactions herein contemplated and the issue and sale of the Securities and the compliance by the Company with all the provisions of this Agreement will not
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                                       6

     conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim, or encumbrance upon, any of the property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-laws, in each case as amended to the date hereof, of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (l) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or any of their respective officers or directors is a party or of which any property of the Company or any of its subsidiaries is the subject, other than litigation or proceedings incident to the business conducted by the Company and its subsidiaries which will not individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened or contemplated by others; and neither the Company nor any of its subsidiaries is involved in any labor dispute, nor, to the Company's knowledge, is any labor dispute threatened;

          (m) The Company and its subsidiaries have such licenses, consents, orders, certificates, permits and other approvals or authorizations of and from governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner now being conducted and as described in the Prospectus; and the Company and its subsidiaries have fulfilled and performed in all material respects all of their respective obligations with respect to such Permits, including having made all declarations and filings with all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the Company and its subsidiaries with respect to such Permits;
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                                       7

     (n) Arthur Andersen LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (o) The consolidated financial statements and schedules of the Company and its subsidiaries included in the Registration Statement and the Prospectus present fairly the financial condition, the results of operations and the cash flows of the Company and its subsidiaries as of the dates and for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus is accurately presented and, to the extent such information and data is derived from the financial statements and books and records of the Company and its subsidiaries, is prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries; the pro forma financial information included in the Registration Statement and the Prospectus have been properly compiled and comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Commission; no other financial statements or schedules are required to be included in the Registration Statement and the Prospectus;

          (p) There are no statutes or governmental regulations, or any contracts or other documents that are required to be described in or filed as exhibits to the Registration Statement which are not described therein or filed as exhibits thereto; and all such contracts to which the Company or any subsidiary is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or subsidiary in accordance with the terms thereof;

          (q) The Company and its subsidiaries own or possess adequate patent rights or licenses or other rights to use patent rights, inventions, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the general business now or proposed to be operated by them as described in the Prospectus; neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trademarks, service marks, trade names, copyrights, technology or know-how which, singly or in the aggregate, could materially adversely affect the business, operations, financial condition, income or business prospects of the Company and its subsidiaries considered as a whole;
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                                       8

          (r) Neither the Company nor any of its subsidiaries is in violation of
     (i) any term or provision of its Certificate of Incorporation or By-Laws (or similar corporate constituent documents), in each case as amended to the date hereof, or (ii) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries except, in the case of clause (ii), any such violation which individually or in the aggregate would not have any material adverse effect on the property, business or operations of the Company and its subsidiaries taken as a whole;

          (s) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, bank loan or credit agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties is bound or may be affected, except any such default or event which individually or in the aggregate would not have any material adverse effect on the property, business or operations of the Company and its subsidiaries taken as a whole;

          (t) The Company and its subsidiaries have timely filed all necessary tax returns and notices and have paid all federal, state, county, local and foreign taxes of any nature whatsoever for all tax years through December 31, 1995, to the extent such taxes have become due. The Company has no knowledge, or any reasonable grounds to know, of any tax deficiencies which would have a material adverse effect on the Company or any of its subsidiaries; the Company and its subsidiaries have paid all taxes which have become due, whether pursuant to any assessments, or otherwise, and there is no further liability (whether or not disclosed on such returns) or assessments for any such taxes, and no interest or penalties accrued or accruing with respect thereto, except as may be set forth or adequately reserved for in the financial statements included in the Registration Statement; the amounts currently set up as provisions for taxes or otherwise by the Company and its subsidiaries on their books and records are sufficient for the payment of all their unpaid federal, foreign, state, county and local taxes accrued through the dates as of which they speak, and for which the Company and its subsidiaries may be liable in their own right, or as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity;

          (u) Except for holders of the Bank Warrant, there are no holders of Class A Common Stock or of securities convertible into or exchangeable for Class A Common Stock who are, or within a period of 180 days after the date of the initial public offering of the Securities will be, entitled to demand that the Company register under the Act any shares of Class A Common Stock owned by them or include any shares of Class A Common Stock owned by them in a registration under the Act made by Company on its own behalf.

          (v) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (w) The Company and its subsidiaries are (i) in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), except to the extent that any non-compliance with such laws and regulations may be set forth in the Prospectus, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (x) Neither the Company nor any of its subsidiaries is in violation of any federal or state law relating to discrimination in the hiring, promotion or paying of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, where such violation would have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (y) In the ordinary course of its business, the Company conducts pre-acquisition investigations of new railroad properties to identify potential violations of Environmental Laws, trains management personnel in the recognition of and proper response to incidents of noncompliance with Environmental Laws and establishes procedures for communicating such incidents to Company headquarters. On the basis of such activities, the Company has reasonably concluded that potential environmental costs and liabilities arising out of or relating to (i) any event which has occurred on or prior to the date hereof or (ii) any condition which exists on the date hereof would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (z) Except for an inadvertent excess political contribution of $250 which has been refunded, none of the Company or its subsidiaries, or its officers, directors, employees or agents, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, or made any unlawful payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation;

          (aa) None of the Company or its subsidiaries, or its officers, directors, employees or agents, have taken or will take, directly or indirectly, any action designed to or which has constituted or that might be reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

          (bb) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

          (cc) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida); and

          (dd) Any certificate signed by any officer of the Company or any subsidiary and delivered to you or Shearman & Sterling as counsel for the Underwriters pursuant to this Agreement or transactions contemplated hereby shall be deemed a representation and warranty by the Company or such subsidiary, as the case may be, to the Underwriters as to the matters covered thereby.

          1B. The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Selling Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; and this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

          (b) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement, the Irrevocable Power of Attorney and Custody Agreement signed by the Selling Stockholder and the Company, as custodian, relating to the deposit of the Securities to be sold by the Selling Stockholder and the appointment of certain individuals as the Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney and Custody Agreement") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of the Selling Stockholder, or any agreement or other instrument binding upon the Selling Stockholder or any judgement, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities;

          (c) The Selling Stockholder has, and at the Time of Delivery will have, valid marketable title to the Securities to be sold by it and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder;

          (d) The Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a legal, valid and binding obligation of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms;

          (e) Delivery of the Securities to be sold by the Selling Stockholder pursuant to this Agreement will pass marketable title to such Securities free and clear of any security interests, claims, liens, equities and other encumbrances; and

          (f) All information furnished by or on behalf of the Selling Stockholder for use in the Registration Statement and Prospectus is, and at the Time of Delivery will be, true, correct, and complete, and does not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

          2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 2,500,000 Firm Securities, the Selling Stockholder agrees to sell to the several Underwriters an aggregate of 148,000 Firm Securities, and each of the Underwriters agrees to purchase from the Company and the Selling Stockholder, at a purchase price of $_____ per share, the respective aggregate number of Firm Securities determined in the manner set forth below. The obligation of each Underwriter to the Company and the Selling Stockholder, respectively, shall be to purchase that portion of the number of shares of Class A Common Stock to be sold by the Company or the Selling Stockholder pursuant to this Agreement as the number of Firm Securities set forth opposite the name of such Underwriter on
Schedule I bears to the
total number of Firm Securities to be purchased by the Underwriters pursuant to this Agreement, in each case adjusted by you such that no Underwriter shall be obligated to purchase Firm Securities other than in 100 share amounts. In making this Agreement, each Underwriter is contracting severally and not jointly.

          In addition, subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, as required (for the sole purpose of covering over-allotments in the sale of the Firm Securities), up to 397,200 Option Securities at the purchase price per share of the Firm Securities being sold by the Company as stated in the preceding paragraph. The right to purchase the Option Securities may be exercised by your giving 48 hours' prior written or telephonic notice (subsequently confirmed in writing) to the Company of your determination to purchase all or a portion of the Option Securities. Such notice may be given at any time within a period of 30 days following the date of this Agreement. Option Securities shall be purchased severally for the account of each Underwriter in proportion to the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto. No Option Securities shall be delivered to or for the accounts of the Underwriters unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided. The respective purchase obligations of each Underwriter shall be adjusted by you so that no Underwriter shall be obligated to purchase Option Securities other than in 100 share amounts. The Underwriters may cancel any purchase of Option Securities at any time prior to the Option Securities Delivery Date (as defined in Section 4 hereof) by giving written notice of such cancellation to the Company.

          3. The Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

          4. Certificates in definitive form for the Firm Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company and the Selling Stockholder to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable in New York Clearing House funds, to the order of the Company, for the purchase price of the Firm Securities being sold by the Company, and to the order of the Selling Stockholder for the purchase price of the Firm Securities being sold by the Selling Stockholder, at the office of Schroder Wertheim & Co. Incorporated, Equitable Center, 787 Seventh Avenue, New York, New York, at 9:30 A.M., New York City time, on _________ __, 1996, or at such other time, date and place as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery."

          Certificates in definitive form for the Option Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price thereof by certified or official bank check or checks, payable in New York

Clearing House funds, to the order of the Company, for the purchase price of the Option Securities, in New York, New York, at such time and on such date (not earlier than the Time of Delivery nor later than ten business days after giving of the notice delivered by you to the Company with reference thereto) and in such denominations and registered in such names as shall be specified in the notice delivered by you to the Company with respect to the purchase of such Option Securities. The date and time of such delivery and payment are herein sometimes referred to as the "Option Securities Delivery Date." The obligations of the Underwriters shall be subject, in their discretion, to the condition that there shall be delivered to the Underwriters on the Option Securities Delivery Date opinions and certificates, dated such Option Securities Delivery Date, referring to the Option Securities, instead of the Firm Securities, but otherwise to the same effect as those required to be delivered at the Time of Delivery pursuant to Sections 7(d), 7(e), 7(f), 7(g) and 7(j).

          Certificates for the Firm Securities and the Option Securities so to be delivered will be in good delivery form, and in such denominations and registered in such names as you may request not less than 48 hours prior to the Time of Delivery and the Option Securities Delivery Date, respectively. Such certificates will be made available for checking and packaging in New York, New York, at least 24 hours prior to the Time of Delivery and Option Securities Delivery Date.

          5.   (a)  The Company covenants and agrees with each of the
Underwriters:

          (i) If the Registration Statement has not become effective, to file promptly the Final Amendment with the Commission and use its best efforts to cause the Registration Statement to become effective; if the Registration Statement has become effective, to file promptly the Rule 430A Prospectus with the Commission; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you after reasonable notice thereof; to advise you, promptly after it receives notice thereof of the time when the Registration Statement, or any amendment thereto, or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

          (ii) Promptly from time to time to take such action as you may request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (iii) To furnish each of the Representatives and counsel for the Underwriters, without change, signed copies of the Registration Statement originally filed with respect to the Securities and each amendment thereto (in each case including all exhibits thereto) and to each other Underwriter, without change, a conformed copy of such Registration Statement and each amendment thereto (in each case without exhibits thereto) and, so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements thereto as you may from time to time reasonably request. If at any time when a prospectus is required to be delivered under the Act an event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act, the Company will forthwith prepare and, subject to the provisions of Section 5(a) hereof, file with the Commission an appropriate supplement or amendment thereto, and will furnish to each Underwriter and to any dealer in securities, without charge, as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance in accordance with the requirements of Section 10 of the Act;

          (iv) To make generally available to its stockholders as soon as practicable, but in any event not later than 60 days after the close of the period covered thereby, an earnings statement in form complying with the provisions of Section 11(a) of the Act covering a period of 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date;

          (v) To file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the Effective Date and during any period when the Prospectus is required to be delivered;

          (vi) For a period of five years from the Effective Date, to furnish to its stockholders after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, cash flow and stockholders' equity of the Company and its subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the Effective Date), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (vii) During a period of five years from the Effective Date, to furnish to you copies of all reports or other communications (financial or other) furnished to its stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and
     (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request in connection with your obligations hereunder;

          (viii) To apply the net proceeds from the sale of the Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds";

          (ix) That it will not, during the period of 180 days after the date hereof (other than pursuant to this Agreement), offer, sell, contract to sell or otherwise dispose of any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder Wertheim & Co. Incorporated, except for (i) grants or exercises of stock options under the Company's 1996 Stock Option Plan or Stock Option Plan for Outside Directors, (ii) sales of shares under the Company's Employee Stock Purchase Plan, (iii) exercise of the Bank Warrant or (iv) conversions of shares of Class B Common Stock into shares of Class A Common Stock;

          (x) That it has caused the Securities to be included for quotation on the Nasdaq National Market as of the Effective Date; and

          (xi) To file with the Commission such reports on Form SR as may be required pursuant to Rule 463 under the Act.

          (b) The Selling Stockholder covenants and agrees with each of the Underwriters that:

          (i) The Selling Stockholder will not, during the period of 180 days after the date hereof, except pursuant to this Agreement, offer, sell, contract to sell, or otherwise dispose of, any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder Wertheim & Co. Incorporated; and

          (ii) The Selling Stockholder will not, directly or indirectly, take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid: (i) the fees, disbursements and expenses of counsel and accountants for the Company, and all other expenses, in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the furnishing of copies thereof, including charges for mailing, air freight and delivery and counting and packaging thereof and of any Preliminary Prospectus and related offering documents to the Underwriters and dealers; (ii) the cost of printing this Agreement, the Agreement Among Underwriters, the Selling Agreement, communications with the Underwriters and selling group and the Preliminary and Supplemental Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under securities laws as provided in Section 5(b) hereof, including filing and registration fees and the reasonable fees and disbursements for counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys or similar advice with respect to sales; (iv) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) all fees and expenses in connection with quotation of the Securities on the Nasdaq National Market; and (vi) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section 6, including the fees of the Company's Transfer Agent and Registrar, the cost of any stock issue or transfer taxes on sale of the Securities to the Underwriters, the cost of the Company's personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities, all expenses and taxes incident to the sale and delivery of the Securities to be sold by the Company to the Underwriters hereunder and all reasonable expenses incident to the sale and delivery of the Securities to be sold by the Selling Stockholder to the Underwriters hereunder. The Selling Stockholder will pay any transfer taxes incident to the transfer to the Underwriters of the Securities being sold by the Selling Stockholder. It is understood, however, that, except as provided in this Section 6, Section 8 and Section 11 hereof, the Underwriters will pay all their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholder herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Registration Statement shall have become effective, and you shall have received notice thereof not later than 10:00 P.M., New York City time, on the date of execution of this Agreement, or at such other time as you and the Company may agree; if required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) All corporate proceedings and related legal and other matters in connection with the organization of the Company and the registration, authorization, issue, sale and delivery of the Securities shall have been reasonably satisfactory to Shearman & Sterling, counsel to the Underwriters, and Shearman & Sterling shall have been timely furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection;

          (c) You shall not have advised the Company or the Selling Stockholder that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact or omits to state a fact which in your judgment is in either case material and in the case of an omission is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) Harter, Secrest & Emery, counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of properties requires such qualification or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs of the Company and the Subsidiaries, taken as a whole); and the Company has all necessary corporate power and all material governmental authorizations, permits and approvals required to own, lease and operate its properties and conduct its business as described in the Prospectus;

               (ii) Each of the Company's subsidiaries listed on Exhibit 21.1 to the Registration Statement (the "Subsidiaries") has been duly incorporated (or organized in the case of GWI Switching) and is validly existing as a corporation (or a limited partnership in the case of GWI Switching) in good standing under the laws of the jurisdiction of its incorporation (or organization in the case of GWI Switching), and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of properties requires such qualification or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs of the Company and the Subsidiaries, taken as a whole); each Subsidiary has all necessary corporate power (or power in the case of GWI Switching) and all material governmental authorizations, permits and approvals required to own, lease and operate its properties and to conduct its business as described in the Prospectus; and all certificates of limited partnership and any amendments thereto required to be filed by or in respect of GWI Switching have been duly filed;

               (iii) All the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and are validly issued and outstanding, are fully paid and non-assessable and are owned by the Company of record and to the best knowledge of such counsel, (A) beneficially and (B) free and clear of all liens, encumbrances, equities, security interests or claims of any nature whatsoever, except for liens, encumbrances and security interests in favor of the Bank of Boston and except for the effect of the Voting Trusts; and to the best knowledge of such counsel after due inquiry, neither the Company nor any of the Subsidiaries has granted any outstanding options, warrants or commitments with respect to any shares of its capital stock, whether issued or unissued, except as otherwise described in the Prospectus; all the partnership interests in GWI Switching Services, L.P., a Texas limited partnership, have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by Genesee & Wyoming Investors, Inc. and GWI Dayton, Inc. of record and to the best knowledge of such counsel, (A) beneficially and (B) free and clear of all liens, encumbrances, equities, security interests or claims of any nature whatsoever, except for liens, encumbrances and security interests in favor of the Bank of Boston;

               (iv) The Company has an authorized capitalization as set forth in the Registration Statement and all the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and are free of any preemptive rights; except as described in the Prospectus, to the knowledge of such counsel, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company; the Securities being sold by the Company have been duly and validly authorized and, when duly countersigned by the Company's Transfer Agent and Registrar and issued, delivered and paid for in accordance with the provisions of the Registration Statement and this Agreement, will be duly and validly issued, fully paid and non-assessable; the Securities conform to the description thereof in the Prospectus; the Securities have been duly authorized for quotation on the Nasdaq National Market, as of the Effective Date; and the certificates for the Securities are in valid and sufficient form;

               (v) To the best of such counsel's knowledge after due inquiry, there are no legal or governmental proceedings pending or threatened to which the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if resolved against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, singly, or to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Prospectus which has not been properly disclosed therein;

               (vi) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforceability of those provisions relating to indemnity may be limited by the federal securities laws and principles of public policy;

               (vii) The Company has full corporate power and authority to execute, deliver and perform this Agreement, and the Company's execution, delivery and performance of this Agreement, the Company's consummation of the transactions contemplated herein and the Company's issue and sale of the Securities and the compliance by the Company with all the provisions of this Agreement does not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim or encumbrance upon, any of the property or assets of the Company or any of the Subsidiaries pursuant to, the terms of any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor does such action result in any violation of the provisions of the Certificate of Incorporation or the

          By-Laws, in each case as amended, of the Company or any of the Subsidiaries, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (ix) Without any independent investigation, such counsel is not aware that either the Company or any of the Subsidiaries is currently in violation of its Certificate of Incorporation or By-Laws or in default under, any indenture, mortgage, deed of trust, lease, bank loan or credit agreement or any other agreement or instrument of which such counsel has knowledge to which the Company or any of the Subsidiaries is a party or by which any of them or any of their property is bound or affected (in any respect that is material in light of the financial condition of the Company and the Subsidiaries, taken as a whole);

               (x) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Securities pursuant to the Company's Certificate of Incorporation or By-Laws, in each case as amended to the date hereof, or any agreement or other instrument to which the Company or any of the Subsidiaries is a party known to such counsel (except for preemptive rights of the holders of the Bank Warrant which shall terminate at the Time of Delivery); and to the best knowledge of such counsel, no holders of securities of the Company have rights to the registration thereof under the Registration Statement or, if any such holders have such rights, such holders have waived such rights;

               (xi) To the extent summarized therein, all contracts and agreements summarized in the Registration Statement and the Prospectus are fairly summarized therein, conform in all material respects to the descriptions thereof contained therein, and, to the extent such contracts or agreements or any other material agreements are required under the Act or the rules and regulations thereunder to be filed, as exhibits to the Registration Statement, they are so filed; and such counsel does not know of any contracts or other documents required to be summarized or disclosed in the Prospectus or to be so filed as an exhibit to the Registration Statement, which have not been so summarized or disclosed, or so filed;

               (xii) All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are fair summaries thereof and fairly present the information required to be shown with respect to such matters;

               (xiii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended; and

               (xiv) The Registration Statement has become effective under the Act, the Prospectus has been filed in accordance with Rule 424(b) of the rules and regulations of the Commission under the Act, including the applicable time periods set forth therein, or such filing is not required and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial or statistical data contained in the Registration Statement or the Prospectus.

          Such counsel shall also state that nothing has come to such counsel's attention that would lead such counsel to believe that either the Registration Statement or any amendment or supplement thereto, at the time such Registration Statement or amendment or supplement became effective and as of the Time of Delivery, or the Prospectus or any amendment or supplement thereto, as of its date and as of the Time of Delivery, contains or contained any untrue statement of material fact or omits or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering their opinions set forth in Section 7(d) above, such counsel may rely, to the extent deemed advisable by such counsel, (a) as to factual matters, upon certificates of public officials and officers of the Company, and (b) as to the laws of any jurisdiction other than the State of Delaware and the United States and jurisdictions in which they are admitted, on opinions of counsel (provided, however, that you shall have
                                       --------  -------
     received a copy of each of such opinions which shall be dated the Time of Delivery, addressed to you or otherwise authorizing you to rely thereon, and

     Harter, Secrest & Emery in its opinion to you delivered pursuant to this subsection, shall state that such counsel are satisfactory to them and Harter, Secrest & Emery has no reason to believe that the Underwriters and they are not justified to so rely);

          (e) Steel, Hector & Davis LLP, counsel to the Selling Stockholder, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) the Selling Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; and this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

               (ii) the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement and the Power of Attorney and Custody Agreement will not contravene any provision of applicable law, or the [certificate of incorporation] or by-laws of the Selling Stockholder, or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Selling Stockholder or, to the best of such counsel's knowledge, any judgement, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

               (iii) the Selling Stockholder has valid marketable title to the Securities to be sold by the Selling Stockholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder;

               (iv) the Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a legal, valid and binding obligation of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms; and

               (v) delivery of the Securities to be sold by the Selling Stockholder pursuant to this Agreement will pass marketable title to such Securities free and clear of any security interests, claims, liens, equities and other encumbrances.

     (f) Shearman & Sterling, counsel to the Underwriters, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (g) At the time this Agreement is executed and also at the Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the date of this Agreement and the Time of Delivery, in form and substance satisfactory to you, to the effect, that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion the consolidated financial statements of the Company and its subsidiaries (including the related schedules and notes) included in the Registration Statement and Prospectus and covered by their reports included therein comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder;

               (iii) On the basis of specified procedures as of a specified date not more than five days prior to the date of their letter (which procedures do not constitute an examination made in accordance with generally accepted auditing standards), consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the latest available minutes of any meeting of the Board of Directors and stockholders of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries who have responsibility for financial and accounting matters, and such other procedures or inquiries as are specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) the unaudited consolidated financial statements of the
               Company and its subsidiaries included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations promulgated thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

                    (B) as of a specified date not more than five days prior to the date of their letter, there was any change in the capital stock, or the long-term debt or short-term debt of the Company and its subsidiaries on a consolidated basis, or any decrease in total assets, total current assets, net property and equipment or total shareholders' equity or other items specified by the Representatives, of the Company and its subsidiaries on a consolidated basis, each as compared with the amounts shown on the March 31, 1996 included in the Registration Statement and the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or such other changes, decreases or increases which are described in their letter and which do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement; and

                    (C) for the period from April 1, 1996 to a specified date
               not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period of the preceding fiscal year, in the following consolidated amounts: total revenues, income before provision for income taxes, net income or net income per share of the Company and its subsidiaries [conform list of items to appropriate line items in financial statements and add other line items as appropriate; percentages may be appropriate in certain situations], except in all instances for decreases which the Registration Statement discloses have occurred or may occur; or such other decreases which are described in their letter and which do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement;

               (iv) in addition to the examination referred to in their reports included in the Registration Statement and the Prospectus and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement, and have compared such amounts and financial information with the accounting records of the Company and its subsidiaries, and have found them to be in agreement and have proved the mathematical accuracy of certain specified percentages; and

               (v) On the basis of a reading of the pro forma consolidated financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this clause (v), inquiries of certain officials of the Company and its consolidated subsidiaries and who have responsibility for financial and account matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma consolidated financial statements, nothing came to their attention that caused them to believe that the pro forma consolidated financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          (h) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than shares issued pursuant to the exercise of Employee Option Shares, exercise of the Bank Warrant or conversion of shares of Class B Common Stock into shares of Class A Common Stock) or short-term debt or long-term debt of the Company or any of its subsidiaries nor any change or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (i) Between the date hereof and the Time of Delivery there shall have been no declaration of war by the Government of the United States; at the Time of Delivery, there shall not have occurred any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the resale of Securities and no event shall have occurred resulting in (i) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market being suspended or limited or minimum or maximum prices being generally established on such exchange or market, or (ii) additional material governmental restrictions, not in force on the date of this Agreement, being imposed upon trading in securities generally by the New York Stock Exchange or the Nasdaq National Market or by order of the Commission or any court or other governmental authority, or (iii) a general banking moratorium being declared by either federal or New York authorities;

          (j) The Company and the Selling Stockholder shall have furnished or caused to be furnished to you at the Time of Delivery certificates signed by the chief executive officer and the chief financial officer, on behalf of the Company and by the Selling Stockholder, satisfactory to you as to such matters as you may reasonably request and as to (i) the accuracy of the Company's representations and warranties herein at and as of the Time of Delivery and (ii) the performance by the Company and the Selling Stockholder of all their respective obligations hereunder to be performed at or prior to the Time of Delivery; the Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates signed by the chief executive officer and the chief financial officer, on behalf of the Company, as to (i) the fact that they have carefully examined the Registration Statement and Prospectus and, (a) as of the Effective Date, the statements contained in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) since the Effective Date, no event has occurred that is required by the Act or the rules and regulations of the Commission thereunder to be set forth in an amendment of, or a supplement to, the Prospectus that has not been set forth in such an amendment or supplement and (ii) the matters set forth in subsection (a) of this Section 7;

          (k) Each director, executive officer and other stockholder of the Company referenced in the footnotes to the table under the caption "Principal Stockholders" in the Registration Statement shall have delivered to you an agreement not to offer, sell, contract to sell or otherwise dispose of any shares of capital stock of the Company (or securities convertible into, of exchangeable for, capital stock of the Company), directly or indirectly, for a period of 180 days after the date of this Agreement, without the prior written consent of Schroder Wertheim & Co. Incorporated; and

          (l) The Company shall have delivered to you evidence that the Securities have been authorized for quotation on the Nasdaq National Market as of the Effective Date.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all the Securities under the security laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, or (ii) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that the Company
                                          --------  -------
shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission relating to an Underwriter made in any Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein.

          (b) In addition to any obligations of the Company under Section 8(a), the Company agrees that it shall perform its indemnification obligations under
Section 8(a) (as modified by the last paragraph of this Section 8(b)) with respect to counsel fees and expenses and other expenses reasonably incurred by making payments within 45 days to the Underwriter in the amount of the statements of the Underwriter's counsel or other statements which shall be forwarded by the Underwriter.

          The indemnity agreement in Section 8(a) shall be in addition to any liability which the Company may otherwise have and shall extend upon the same terms and conditions to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act.

          (c) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter relating to such Underwriter through you expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

          The indemnity agreement in this Section 8(c) shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

          (d) Promptly after receipt by an indemnified party under Section 8(a) or 8(c) of notice of the commencement of any action (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under Section 8(a) or 8(c) except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any
indemnified party otherwise than under such Section 8(a) or 8(c).   In case any
such action shall be brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If, however, (i) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (ii) an indemnified party shall have reasonably concluded that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them and the indemnified party so notifies the indemnifying party, then the indemnified party shall be entitled to employ counsel different from counsel for the indemnifying party at the expense of the indemnifying party and the indemnifying party shall not have the right to assume the defense of such indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. The counsel with respect to which fees and expenses shall be so reimbursed shall be designated in writing by Schroder Wertheim & Co. Incorporated in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(c).

          If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(b), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (unless such fees and expenses are disputed in good faith by the indemnifying party). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) In order to provide for just and equitable contribution under the Act in any case in which (i) any Underwriter (or any person who controls any Underwriter within the meaning of the Act or the Exchange Act) makes claim for indemnification pursuant to Section 8(a) hereof, but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 8(a) provides for indemnification in such case or (ii) contribution under the Act may be required on the part of any Underwriter or any such controlling person in circumstances for which indemnification is provided under Section 8(c), then, and in each such case, each indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as an indemnifying party hereunder (after contribution from others) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party for contribution under the Act except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any other party other than for contribution under the Act. In case any such action, suit or proceeding is brought against any party, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

          9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Firm Securities on the terms contained herein. If the aggregate number of Firm Securities as to which Underwriters default is more than one-eleventh of the aggregate number of all the Firm Securities and within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Firm Securities, then the Company and the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Firm Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholder that you have so arranged for the purchase of such Firm Securities, or the Company and the Selling

Stockholder notify you that they have so arranged for the purchase of such Firm Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Firm Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Securities of such defaulting Underwriter or Underwriters by you or the Company and the Selling Stockholder or both as provided in subsection (a) above, the aggregate number of such Firm Securities which remain unpurchased does not exceed one-eleventh of the aggregate number of all the Firm Securities, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of the Firm Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities which such Underwriter agreed to purchase hereunder) of the Firm Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Securities of a defaulting Underwriter or Underwriters by you or the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Firm Securities which remain unpurchased exceeds one-eleventh of the aggregate number of all the Firm Securities, or if the Company and the Selling Stockholder shall not exercise the right described in subsection
(b) above to require non-defaulting Underwriters to purchase Firm Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate without liability on the part of any non-defaulting Underwriter, the Company or any Selling Stockholder, except for the expenses to be borne by the Company and the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity agreement in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or an officer or director or controlling person of the Company, or the Selling Stockholder, or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Securities.

          11. This Agreement shall become effective (a) if the Registration Statement has not heretofore become effective, at the earlier of 12:00 Noon, New York City time, on the first full business day after the Registration Statement becomes effective and at such time after the Registration Statement becomes effective as you may authorize the sale of the Securities to the public by Underwriters or other securities dealers or (b) if the Registration Statement has heretofore become effective, at the earlier of 24 hours after the filing of the Prospectus with the Commission and at such time as you may authorize the sale of the Securities to the public by Underwriters or securities dealers.

          If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Selling Stockholder shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof, but if this Agreement becomes effective and is not so terminated but the Securities are not delivered by or on behalf of the Company or the Selling Stockholder as provided herein because the Company or the Selling Stockholder has been unable for any reason beyond its control and not due to any default by it to comply with the terms and conditions hereof, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

          12. The statements set forth in the last paragraph on the front cover page of the Prospectus, the paragraph on the inside front cover of the Prospectus containing stabilization language and the statements under the caption "Underwriting" (to the extent such statements relate to the Underwriters) in the Prospectus constitute the only information furnished by any Underwriter through the Representatives to the Company for purposes of Sections 1(b), 1(c) and 8 hereof.

          13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Schroder Wertheim & Co. Incorporated on behalf of you as the Representatives, and in all dealings with the Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement furnished in writing by or on behalf of the Selling Stockholder.

          All statements, requests, notices and agreements hereunder, unless otherwise specified in this Agreement, shall be in writing and, if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to you as the Representatives in care of Schroder Wertheim & Co. Incorporated, Equitable Center, 787 Seventh Avenue, New York, New York, 10019, Attention: Syndicate Department; and if to the Company, shall be delivered or sent by mail, telex or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to the address of the Company set forth in the Registration Statement, Attention: Mortimer B. Fuller, III, President; provided, however, that any notice to any Underwriter pursuant to
           --------  -------
Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          15. Time shall be of the essence for this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          16. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, manually or facsimile executed counterparts of which, to the extent practicable and upon request, shall be submitted to the Company for examination, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    GENESEE & WYOMING INC.


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:


                                    RYDER/ATE, INC.

                                    By:
                                       ------------------------------
                                       Attorney-in-fact


Accepted as of the date hereof:

Schroder Wertheim & CO. INCORPORATED
Furman Selz LLC
   as Representatives of the several Underwriters

By:  Schroder Wertheim & CO. INCORPORATED

By:
   -----------------------------------------
   Managing Director

                                   SCHEDULE I


      Underwriter                                Number of Firm Securities
      ----------                                 -------------------------

Schroder Wertheim & Co. Incorporated

Furman Selz LLC



Total  . . . . . . . . . . . . . . .             _______________________

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